UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)

October 25, 2004

American Honda Receivables Corp.
(Exact name of registrant as specified in its charter)

California	333-104875	33-0526079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

American Honda Receivables Corp. 700 Van Ness Avenue Torrance, California 90501
(Address of principal executive offices)

Registrant’s telephone number, including area code (310) 781-4100

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ٱ

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ٱ

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ٱ

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

ٱ

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Underwriting Agreement among American Honda Receivables Corp., American Honda Finance Corporation and Citigroup Global Markets Inc., dated October 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Honda Receivables Corp.

By: /s/ John I. Weisickle

Name: John I. Weisickle

Title:   Treasurer

October 25, 2004

EXHIBIT INDEX

    Exhibit No.

Description

1.1

Underwriting Agreement among American Honda Receivables Corp., American Honda Finance Corporation and Citigroup Global Markets Inc., dated October 21, 2004.

EXHIBIT 99.1